Exhibit 99.2

Synovus

INCOME STATEMENT DATA

(Unaudited)

(Dollars in thousands, except per share data)

	Twelve Months Ended
	December 31,
	2015	2014	Change
Interest income	$945,962	928,692	1.9%
Interest expense	118,644	109,408	8.4

Net interest income	827,318	819,284	1.0
Provision for loan losses	19,010	33,831	(43.8)

Net interest income after provision for loan losses	808,308	785,453	2.9

Non-interest income:
Service charges on deposit accounts	80,142	78,897	1.6
Fiduciary and asset management fees	45,928	45,226	1.6
Brokerage revenue	27,855	27,088	2.8
Mortgage banking income	24,096	18,354	31.3
Bankcard fees	33,172	32,931	0.7
Investment securities gains, net	2,769	1,331	108.0
Other fee income	21,170	19,130	10.7
Gain on sale of Memphis branches, net (1)	—	5,789	nm
Other non-interest income	32,788	33,358	(1.7)

Total non-interest income	267,920	262,104	2.2

Non-interest expense:
Salaries and other personnel expense	380,918	371,904	2.4
Net occupancy and equipment expense	107,466	105,806	1.6
Third-party processing expense	42,851	40,042	7.0
FDIC insurance and other regulatory fees	27,091	33,485	(19.1)
Professional fees	26,646	26,440	0.8
Advertising expense	15,477	24,037	(35.6)
Foreclosed real estate expense, net	22,803	25,321	(9.9)
Visa indemnification charges	1,464	3,041	(51.9)
Loss on extinguishment of debt	1,533	—	nm
Litigation contingency/settlement expenses	5,110	12,812	(60.1)
Restructuring charges, net	36	20,585	(99.8)
Other operating expenses	86,260	81,525	5.8

Total non-interest expense	717,655	744,998	(3.7)

Income before income taxes	358,573	302,559	18.5
Income tax expense	132,491	107,310	23.5

Net income	226,082	195,249	15.8
Dividends on preferred stock	10,238	10,238	—

Net income available to common shareholders	$215,844	185,011	16.7%

Net income per common share, basic	$1.63	1.34	22.0%
Net income per common share, diluted	1.62	1.33	21.9
Cash dividends declared per common share	0.42	0.31	35.5
Return on average assets	0.80%	0.74	6	bps
Return on average common equity	7.46	6.38	108
Weighted average common shares outstanding, basic	132,423	138,495	(4.4)%
Weighted average common shares outstanding, diluted	133,201	139,154	(4.3)

nm - not meaningful

bps - basis points

(1)	Consists of gain, net of associated costs, from the 1Q14 sale of certain loans, premises, deposits, and other assets and liabilities of the Memphis, Tennessee branches of Trust One Bank, a division of Synovus Bank.

Synovus

INCOME STATEMENT DATA
(Unaudited)
(In thousands, except per share data)

	2015				2014	4th Quarter
	Fourth Quarter	Third Quarter	Second Quarter	First Quarter	Fourth Quarter	‘15 vs. ‘14 Change
Interest income	$242,814	238,093	233,654	231,401	234,703	3.5%
Interest expense	30,194	30,303	30,010	28,138	27,248	10.8

Net interest income	212,620	207,790	203,644	203,263	207,455	2.5
Provision for loan losses	5,021	2,956	6,636	4,397	8,193	(38.7)

Net interest income after provision for loan losses	207,599	204,834	197,008	198,866	199,262	4.2

Non-interest income:
Service charges on deposit accounts	20,522	20,692	19,795	19,133	20,287	1.2
Fiduciary and asset management fees	11,206	11,308	11,843	11,571	11,690	(4.1)
Brokerage revenue	6,877	6,946	6,782	7,251	6,887	(0.1)
Mortgage banking income	4,136	5,965	7,511	6,484	4,895	(15.5)
Bankcard fees	8,262	8,334	8,499	8,077	8,536	(3.2)
Investment securities gains, net	58	—	1,985	725	—	nm
Other fee income	5,798	5,521	4,605	5,246	4,635	25.1
Other non-interest income	9,316	8,293	7,812	7,367	7,619	22.3

Total non-interest income	66,175	67,059	68,832	65,854	64,549	2.5

Non-interest expense:
Salaries and other personnel expense	95,524	94,341	94,565	96,488	92,049	3.8
Net occupancy and equipment expense	27,816	26,937	26,541	26,172	26,370	5.5
Third-party processing expense	10,993	10,844	10,672	10,343	10,437	5.3
FDIC insurance and other regulatory fees	6,776	6,591	6,767	6,957	8,115	(16.5)
Professional fees	8,265	6,371	6,417	5,594	8,013	3.1
Advertising expense	3,680	5,488	2,865	3,443	8,102	(54.6)
Foreclosed real estate expense, net	4,454	4,503	4,351	9,496	6,502	(31.5)
Visa indemnification charges	371	363	354	375	310	19.7
Loss on extinguishment of debt	1,533	—	—	—	—	nm
Litigation contingency/settlement expenses	710	—	4,400	—	463	53.3
Restructuring charges, net	69	69	5	(107)	3,484	(98.0)
Other operating expenses	22,842	22,400	20,869	20,147	21,038	8.6

Total non-interest expense	183,033	177,907	177,806	178,908	184,883	(1.0)

Income before income taxes	90,741	93,986	88,034	85,812	78,928	15.0
Income tax expense	32,343	36,058	32,242	31,849	25,757	25.6

Net income	58,398	57,928	55,792	53,963	53,171	9.8
Dividends on preferred stock	2,559	2,559	2,559	2,559	2,559	—

Net income available to common shareholders	$55,839	55,369	53,233	51,404	50,612	10.3%

Net income per common share, basic	$0.43	0.42	0.40	0.38	0.37	16.0%
Net income per common share, diluted	0.43	0.42	0.40	0.38	0.37	15.9
Cash dividends declared per common share	0.12	0.10	0.10	0.10	0.10	20.0
Return on average assets *	0.81%	0.81	0.80	0.80	0.79	2 bps
Return on average common equity *	7.67	7.64	7.39	7.16	6.89	78
Weighted average common shares outstanding, basic	130,354	131,516	132,947	134,933	137,031	(4.9)%
Weighted average common shares outstanding, diluted	131,197	132,297	133,625	135,744	137,831	(4.8)

nm - not meaningful

bps - basis points

*	- ratios are annualized

Synovus

BALANCE SHEET DATA

(Unaudited)

(In thousands, except share data)

	December 31, 2015	September 30, 2015	December 31, 2014

ASSETS
Cash and cash equivalents	$367,092	329,396	485,489
Interest bearing funds with Federal Reserve Bank	829,887	837,641	721,362
Interest earning deposits with banks	17,387	21,170	11,810
Federal funds sold and securities purchased under resale agreements	69,819	69,732	73,111
Trading account assets, at fair value	5,097	5,844	13,863
Mortgage loans held for sale, at fair value	59,275	73,623	63,328
Investment securities available for sale, at fair value	3,587,818	3,487,332	3,041,406

Loans, net of deferred fees and costs	22,429,565	21,864,309	21,097,699
Allowance for loan losses	(252,496)	(250,900)	(261,317)

Loans, net	22,177,069	21,613,409	20,836,382

Premises and equipment, net	445,155	449,078	455,235
Goodwill	24,431	24,431	24,431
Other real estate	47,030	64,346	85,472
Deferred tax asset, net	511,948	526,492	622,464
Other assets	650,645	664,641	615,884

Total assets	$28,792,653	28,167,135	27,050,237

LIABILITIES AND SHAREHOLDERS’ EQUITY
Liabilities:
Deposits:
Non-interest bearing deposits	$6,732,970	6,570,227	6,228,472
Interest bearing deposits, excluding brokered deposits	15,434,171	14,961,388	13,660,830
Brokered deposits	1,075,520	1,245,798	1,642,398

Total deposits	23,242,661	22,777,413	21,531,700
Federal funds purchased and securities sold under repurchase agreements	177,025	135,475	126,916
Long-term debt	2,186,893	2,038,028	2,139,325
Other liabilities	185,878	199,103	211,026

Total liabilities	25,792,457	25,150,019	24,008,967

Shareholders’ equity:

Series C Preferred Stock - no par value, 5,200,000 shares outstanding at December 31, 2015, September 30, 2015, and December 31, 2014	125,980	125,980	125,980
Common stock - $1.00 par value. 129,547,032 shares outstanding at December 31, 2015, 130,632,731 shares outstanding at September 30, 2015, and 136,122,843 shares outstanding at December 31, 2014	140,592	140,526	139,950
Additional paid-in capital	2,989,981	2,986,333	2,960,825

Treasury stock, at cost - 11,045,377 shares at December 31, 2015, 9,892,877 shares at September 30, 2015, and 3,827,579 shares at December 31, 2014	(401,511)	(364,428)	(187,774)
Accumulated other comprehensive loss, net	(29,819)	(6,092)	(12,605)
Retained earnings	174,973	134,797	14,894

Total shareholders’ equity	3,000,196	3,017,116	3,041,270

Total liabilities and shareholders’ equity	$28,792,653	28,167,135	27,050,237

Synovus

AVERAGE BALANCES AND YIELDS/RATES (1)
(Unaudited)
(Dollars in thousands)

	2015				2014
	Fourth	Third	Second	First	Fourth
	Quarter	Quarter	Quarter	Quarter	Quarter
Interest Earning Assets
Taxable investment securities (2)	$3,481,184	3,380,543	3,165,513	2,998,597	3,027,769
Yield	1.85%	1.76	1.79	1.85	1.85
Tax-exempt investment securities (2) (4)	$4,352	4,509	4,595	4,967	5,030
Yield (taxable equivalent)	6.16%	6.21	6.15	6.21	6.19
Trading account assets	$8,067	7,278	12,564	14,188	12,879
Yield	2.24%	1.84	3.72	3.02	3.08
Commercial loans (3) (4)	$17,884,661	17,522,735	17,297,130	17,176,641	16,956,294
Yield	3.97%	3.99	4.01	4.06	4.09
Consumer loans (3)	$4,233,061	4,105,639	3,986,151	3,929,188	3,895,397
Yield	4.27%	4.31	4.37	4.45	4.42
Allowance for loan losses	$(252,049)	(256,102)	(254,177)	(257,167)	(268,659)

Loans, net (3)	$21,865,673	21,372,272	21,029,104	20,848,662	20,583,032
Yield	4.08%	4.10	4.14	4.19	4.22
Mortgage loans held for sale	$50,668	69,438	90,419	64,507	60,892
Yield	3.84%	3.82	3.39	3.92	3.84
Federal funds sold, due from Federal Reserve Bank, and other short-term investments	$1,081,604	1,380,686	1,590,114	1,123,250	898,871
Yield	0.27%	0.24	0.24	0.24	0.23
Federal Home Loan Bank and Federal Reserve Bank stock (5)	$66,790	71,852	76,091	80,813	75,547
Yield	5.08%	4.71	4.57	3.90	4.53

Total interest earning assets	$26,558,338	26,286,578	25,968,400	25,134,984	24,664,020
Yield	3.63%	3.60	3.61	3.73	3.78

Interest Bearing Liabilities
Interest bearing demand deposits	$4,117,116	3,955,803	3,919,401	3,800,476	3,781,389
Rate	0.17%	0.18	0.18	0.19	0.19
Money market accounts	$7,062,517	6,893,563	6,466,610	6,210,704	6,009,897
Rate	0.35%	0.36	0.35	0.32	0.29
Savings deposits	$692,536	685,813	675,260	649,597	638,813
Rate	0.06%	0.06	0.06	0.05	0.07
Time deposits under $100,000	$1,307,601	1,338,994	1,351,299	1,324,513	1,315,905
Rate	0.65%	0.66	0.68	0.61	0.57
Time deposits over $100,000	$2,033,193	2,086,851	2,061,434	1,926,380	1,877,602
Rate	0.88%	0.88	0.88	0.80	0.76
Brokered money market accounts	$297,925	221,817	185,909	181,754	191,103
Rate	0.31%	0.31	0.31	0.30	0.28
Brokered time deposits	$887,168	1,135,346	1,370,022	1,413,068	1,411,252
Rate	0.76%	0.71	0.67	0.63	0.58

Total interest bearing deposits	$16,398,056	16,318,187	16,029,935	15,506,492	15,225,961
Rate	0.40%	0.42	0.42	0.39	0.36
Federal funds purchased and securities sold under repurchase agreements	$158,810	207,894	232,531	222,658	186,993
Rate	0.08%	0.09	0.08	0.08	0.07
Long-term debt	$2,007,924	2,073,185	2,173,595	2,207,215	2,084,636
Rate	2.63%	2.46	2.39	2.41	2.55

Total interest bearing liabilities	$18,564,790	18,599,266	18,436,061	17,936,365	17,497,590
Rate	0.65%	0.65	0.65	0.63	0.62

Non-interest bearing demand deposits	$6,846,200	6,541,832	6,436,167	6,108,558	6,110,047
Effective cost of funds	0.45%	0.46	0.46	0.45	0.44

Net interest margin	3.18%	3.14	3.15	3.28	3.34

Taxable equivalent adjustment	$311	315	330	349	372

(1)	Yields and rates are annualized.
(2)	Excludes net unrealized gains and losses.
(3)	Average loans are shown net of unearned income. Non-performing loans are included.
(4)	Reflects taxable-equivalent adjustments, using the statutory federal income tax rate of 35%, in adjusting interest on tax-exempt loans and investment securities to a taxable-equivalent basis.
(5)	Included as a component of Other Assets on the consolidated balance sheet

Synovus

LOANS OUTSTANDING AND NON-PERFORMING LOANS COMPOSITION

(Unaudited)

(Dollars in thousands)

	December 31, 2015
Loan Type	Total Loans	Loans as a % of Total Loans Outstanding	Total Non-performing Loans	Non-performing Loans as a % of Total Nonperforming Loans
Multi-Family	$1,391,453	6.2%	$223	$0.1%
Hotels	703,825	3.1	381	0.2
Office Buildings	1,495,247	6.7	1,170	0.7
Shopping Centers	956,394	4.3	907	0.5
Commercial Development	92,809	0.4	8,941	5.3
Warehouses	563,217	2.5	208	0.1
Other Investment Property	548,686	2.4	11,210	6.7

Total Investment Properties	5,751,631	25.6	23,040	13.7
1-4 Family Construction	168,243	0.8	—	0.0
1-4 Family Investment Mortgage	786,797	3.5	7,708	4.6
Residential Development	154,814	0.7	9,130	5.4

Total 1-4 Family Properties	1,109,854	4.9	16,838	10.0
Land Acquisition	513,981	2.2	17,768	10.6

Total Commercial Real Estate	7,375,466	32.9	57,646	34.3

Commercial, Financial, and Agricultural	6,472,482	28.8	49,137	29.1
Owner-Occupied	4,318,950	19.3	20,294	12.1

Total Commercial & Industrial	10,791,432	48.1	69,431	41.2

Home Equity Lines	1,689,914	7.5	16,480	9.8
Consumer Mortgages	1,938,683	8.6	22,248	13.2
Credit Cards	240,851	1.2	—	—
Other Retail Loans	423,318	1.9	2,565	1.5

Total Retail	4,292,766	19.1	41,293	24.5

Unearned Income	(30,099)	(0.1)	—	nm

Total	$22,429,565	100.0%	$168,370	100.0%

LOANS OUTSTANDING BY TYPE COMPARISON

(Unaudited)

(Dollars in thousands)

Loan Type	Total Loans December 31, 2015	September 30, 2015	4Q15 vs. 3Q15 % change (1)	December 31, 2014	4Q15 vs. 4Q14 % change
Multi-Family	$1,391,453	1,345,688	13.5%	$1,205,095	15.5%
Hotels	703,825	684,106	11.4	697,987	0.8
Office Buildings	1,495,247	1,388,965	30.4	1,196,537	25.0
Shopping Centers	956,394	944,690	4.9	881,821	8.5
Commercial Development	92,809	101,946	(35.6)	121,990	(23.9)
Warehouses	563,217	545,346	13.0	559,320	0.7
Other Investment Property	548,686	546,835	1.3	543,925	0.9

Total Investment Properties	5,751,631	5,557,576	13.9	5,206,675	10.5
1-4 Family Construction	168,243	159,237	22.4	143,619	17.1
1-4 Family Investment Mortgage	786,797	777,196	4.9	813,047	(3.2)
Residential Development	154,814	158,120	(8.3)	177,217	(12.6)

Total 1-4 Family Properties	1,109,854	1,094,553	5.5	1,133,883	(2.1)
Land Acquisition	513,981	538,127	(17.8)	586,045	(12.3)

Total Commercial Real Estate	7,375,466	7,190,256	10.2	6,926,603	6.5

Commercial, Financial, and Agricultural	6,472,482	6,277,768	12.3	6,182,311	4.7
Owner-Occupied	4,318,950	4,265,409	5.0	4,085,407	5.7

Total Commercial & Industrial	10,791,432	10,543,177	9.3	10,267,718	5.1

Home Equity Lines	1,689,914	1,684,046	1.4	1,683,998	0.4
Consumer Mortgages	1,938,683	1,888,456	10.6	1,694,061	14.4
Credit Cards	240,851	241,315	(0.8)	253,649	(5.0)
Other Retail Loans	423,318	345,426	89.5	302,460	40.0

Total Retail	4,292,766	4,159,243	12.7	3,934,168	9.1

Unearned Income	(30,099)	(28,367)	24.2	(30,790)	(2.2)

Total	$22,429,565	21,864,309	10.3%	$21,097,699	6.3%

(1)	Percentage change is annualized.

Synovus

        CREDIT QUALITY DATA

        (Unaudited)

        (Dollars in thousands)

	2015				2014	4th Quarter
	Fourth Quarter	Third Quarter	Second Quarter	First Quarter	Fourth Quarter	‘15 vs. ‘14 Change
Non-performing Loans	$168,370	157,640	173,638	194,232	197,757	(14.9)%
Other Loans Held for Sale (1)	—	—	—	1,082	3,606	(100.0)
Other Real Estate	47,030	64,346	66,449	74,791	85,472	(45.0)

Non-performing Assets	215,400	221,986	240,087	270,105	286,835	(24.9)

Allowance for loan losses	252,496	250,900	254,702	253,371	261,317	(3.4)
Net Charge-Offs - Quarter	3,425	6,758	5,306	12,343	16,253	(78.9)
Net Charge-Offs - YTD	27,831	24,407	17,649	12,343	79,055	(64.8)
Net Charge-Offs / Average Loans - Quarter (2)	0.06%	0.12	0.10	0.23	0.31
Net Charge-Offs / Average Loans - YTD (2)	0.13	0.15	0.17	0.23	0.39

Non-performing Loans / Loans	0.75	0.72	0.81	0.92	0.94
Non-performing Assets / Loans, Other Loans Held for Sale & ORE	0.96	1.01	1.11	1.28	1.35
Allowance / Loans	1.13	1.15	1.18	1.20	1.24

Allowance / Non-performing Loans	149.96	159.16	146.69	130.45	132.14
Allowance / Non-performing Loans (3)	189.47	205.90	202.08	197.55	197.22

Past Due Loans over 90 days and Still Accruing	$2,621	2,998	4,832	5,025	4,637	(43.5)%
As a Percentage of Loans Outstanding	0.01%	0.01	0.02	0.02	0.02

Total Past Due Loans and Still Accruing	$47,912	39,350	50,860	57,443	51,251	(6.5)
As a Percentage of Loans Outstanding	0.21%	0.18	0.24	0.27	0.24

Accruing Troubled Debt Restructurings (TDRs)	$223,873	240,370	268,542	313,362	348,427	(35.7)

(1)	Represent impaired loans that are intended to be sold. Held for sale loans are carried at the lower of cost or fair value, less costs to sell.
(2)	Ratio is annualized.
(3)	Excludes non-performing loans for which the expected loss has been charged off.

        SELECTED CAPITAL INFORMATION (1)

        (Unaudited)

        (Dollars in thousands)

	December 31, 2015	September 30, 2015	December 31, 2014
	Basel III	Basel III	Basel I
Capital Rules in effect:

Tier 1 Capital	$2,660,015	2,637,462	2,543,625
Total Risk-Based Capital	3,255,757	2,990,099	2,987,406
Common Equity Tier 1 Ratio (transitional)	10.37%	10.60	na
Common Equity Tier 1 Ratio (fully phased-in)	9.77	9.98	na
Tier 1 Common Equity Ratio	na	na	10.28
Tier 1 Capital Ratio	10.37	10.60	10.86
Total Risk-Based Capital Ratio	12.70	12.02	12.75
Tier 1 Leverage Ratio	9.43	9.45	9.67
Common Equity as a Percentage of Total Assets (2)	9.98	10.26	10.78
Tangible Common Equity as a Percentage of Tangible Assets (3)	9.90	10.18	10.69
Tangible Common Equity as a Percentage of Risk Weighted Assets (3)	11.11	11.54	12.33
Book Value Per Common Share (4)	22.19	22.13	21.42
Tangible Book Value Per Common Share (3)	21.99	21.94	21.23

(1)	Current quarter regulatory capital information is preliminary. 2015 regulatory capital ratios determined under Basel III capital rules. 2014 ratios were determined under Basel I capital rules.
(2)	Common equity consists of Total Shareholders’ Equity less Preferred Stock.
(3)	Excludes the carrying value of goodwill and other intangible assets from common equity and total assets.
(4)	Book Value Per Common Share consists of Total Shareholders’ Equity less Preferred Stock divided by total common shares outstanding.